UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐   Preliminary Proxy Statement
☐      Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Section 240.14a-12

Old Mutual Funds II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

OLD MUTUAL FUNDS II
On Behalf
of the

Old Mutual Analytic U.S. Long/Short Fund	Old Mutual TS&W Small Cap Value Fund
Old Mutual Barrow Hanley Value Fund	Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Focused Fund	Old Mutual Cash Reserves Fund
Old Mutual Heitman REIT Fund	Old Mutual Dwight High Yield Fund
Old Mutual Large Cap Growth Fund	Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Strategic Small Company Fund	Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual TS&W Mid-Cap Value Fund

A Message From the Funds’ President

February 18, 2010

Dear Shareholder:

Old Mutual Funds II (the “Trust”) will hold a Special Meeting of Shareholders on April 19, 2010 in Denver, Colorado. The purpose of the meeting is to elect the Board of Trustees for Old Mutual Funds II and each of its series funds (each a “Fund” and together, the “Funds”).  Four of the five nominees for Trustee are independent of management.  Two of the nominees already serve as Trustees of the Trust, and the remaining nominees serve as trustees for another Old Mutual trust.  I am immensely proud of the integrity, professionalism and commitment that the current Trustees and the Trustee nominees bring to the task of looking out for your interests.

I encourage you to exercise your rights concerning governance of Old Mutual Funds II by reviewing this Proxy Statement and then voting either through the Internet, by telephone or by mail as soon as possible.  No matter how many shares you own, your vote is important.

Voting is quick and easy.  You may vote your shares via the Internet, by telephone, or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. If you have any questions, please call our proxy solicitor, D.F. King & Co. Inc. toll-free at 1-800-791-3320.

Sincerely,

Julian F. Sluyters
President
Old Mutual Funds II

IMPORTANT INFORMATION ABOUT VOTING

I only have a few shares – why should I bother to vote?

Because your vote makes a difference.  If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum and conduct the shareholder meeting in April.  If that appears likely to happen, the Funds will have to send additional mailings to shareholders to try to get more votes – a process that would be costly for the Funds and thus for you as a Fund shareholder.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure the Funds receive enough votes to act on the proposal.  The final opportunity to cast your vote is at the shareholder meeting on April 19, 2010.

Who gets to vote?

Any person who owned shares of a Fund on the “record date” which was February 12, 2010, even if that person later sold those shares.

How do I vote?

You may vote in any of four ways:

1.	BY INTERNET at the website on your proxy card;
2.	BY TELEPHONE by calling the toll-free number indicated on your proxy card;
3.	BY MAIL using the enclosed proxy card; or
4.	IN PERSON at the shareholder meeting in Denver, Colorado on April 19, 2010.

We encourage you to vote via the Internet or telephone using the control number and security code on the enclosed proxy card because these methods save the Funds the most money.  If you would like to change your previous vote, you may vote again using any of the methods described above.

How do I sign the proxy card?

You should sign your name exactly as it appears on the enclosed proxy card.  Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card.  The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority – for example, “John Brown, Custodian.”

OLD MUTUAL FUNDS II
On Behalf
of the

Old Mutual Analytic U.S. Long/Short Fund	Old Mutual TS&W Small Cap Value Fund
Old Mutual Barrow Hanley Value Fund	Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Focused Fund	Old Mutual Cash Reserves Fund
Old Mutual Heitman REIT Fund	Old Mutual Dwight High Yield Fund
Old Mutual Large Cap Growth Fund	Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Strategic Small Company Fund	Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual TS&W Mid-Cap Value Fund

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on April 19, 2010
4643 South Ulster Street, 7th Floor
Denver, Colorado 80237

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders (“Meeting”) of Old Mutual Funds II (the “Trust”) and its series funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of the Funds’ investment manager, Old Mutual Capital, Inc., 4643 S. Ulster Street, 7th Floor, Denver, Colorado 80237, on Monday, April 19, 2010, at 10:00 a.m. Mountain Standard Time, for the following purposes:

1.	To elect members of the Board of Trustees (“Board”) comprised of five individuals.

2.	To transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

The proposals are discussed in greater detail in the attached Proxy Statement.  You are entitled to vote at the Meeting or any adjournments thereof if you owned shares of a Fund at the close of business on February 12, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 19, 2010.

The Proxy Statement is available online at www.kingproxy.com/oldmutual . In addition to accessing the Proxy Statement at the website listed above, shareholders may access a sample proxy card and additional solicitation materials.

By order of the Board of Trustees,

Andra C. Ozols, Secretary
Old Mutual Funds II

Dated:  February 18, 2010

Denver, Colorado

YOUR VOTE IS IMPORTANT
You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail.  Just follow the simple instructions that appear on your enclosed proxy card.  Please help your Fund avoid the expense of a follow-up mailing by voting today.

OLD MUTUAL FUNDS II

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Old Mutual Funds II (“Old Mutual Funds” or the “Trust”) will hold a meeting of shareholders on April 19, 2010 in Denver, Colorado. We urge you to vote on the proposal described in this Proxy Statement and recommend that you read the Proxy Statement in its entirety — the explanations in the Proxy Statement will help you decide how to vote.

The following is an introduction to the proposal and the process:

What issues am I being asked to vote on?

You are being asked to elect a Board of Trustees (“Board”) comprised of five individuals to oversee the Trust and its series funds (each a “Fund” and collectively, the “Funds”).

Why are Trustees being elected?

The Trustees on the Board serve as Fund shareholders’ representatives.  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  Certain federal regulations require that a majority of Trustees be elected by shareholders. In addition, the Board may fill vacancies or appoint new Trustees only if at least two-thirds of the Trustees have been elected by shareholders immediately following their appointment.

The Board currently consists of five Trustees, four of whom have been elected by shareholders.  Three of these five Board members have decided not to stand for reelection.  To replace these three outgoing Trustees, the Board’s Nominating Committee selected three board members (Robert Hamje, Jarrett Kling and L. Kent Moore) of Old Mutual Funds I (“OMF I”), another mutual fund trust advised by Old Mutual Capital, Inc., to stand for election as Trustees of the Board.  The Board’s Nominating Committee also selected the two remaining members of the current Board, John Bartholdson and Thomas Turpin, to stand for re-election (all five members are the “Nominees”).  In selecting these five individuals as Nominees, the Board’s Nominating Committee considered that having similar boards for the Trust and OMF I would consolidate board oversight of all the funds in the Old Mutual Funds complex, streamline board operations, reduce the total number of board meetings per year across the complex, make the fund governance process more efficient, and provide cost savings by avoiding duplication of effort.  The Board’s Nominating Committee also considered that each Nominee had extensive business experience in the investment management industry, which included portfolio management, distribution and other aspects of the money management business.  It was the sense of the Nominating Committee that each Nominee would bring unique skills and business experience to the job of Trustee of the Trust and that the Nominees’ skills and experience complemented one another.

All of the Nominees other than Mr. Turpin are independent from management of the Funds. Nominee John Bartholdson has been a Trustee of the Trust since 1995 and was last elected by shareholders in 2006.  Nominee Thomas Turpin was appointed by the Board as a Trustee in 2007.  Nominees Robert Hamje, Jarrett Kling and L. Kent Moore have served as Trustees for OMF I since 2004 and have been selected as Nominees for the Trust.  The Proxy Statement includes a brief description of each Nominee’s history and current positions with the Old Mutual complex.

Leigh Wilson, Albert Miller and Jettie Edwards, having determined not to stand for re-election, have indicated that they will step down effective immediately upon the election by shareholders of the Nominees to the Board.  Messrs. Wilson and Miller and Ms. Edwards have agreed to serve as Trustees Emeritus through December 31, 2011 to facilitate the transfer of governance responsibilities to the new Trustees.   As such, they will be available to consult with the Board but will not have the power to vote on any Fund matters.  Messrs. Wilson and Miller and Ms. Edwards will receive compensation from the Funds for acting in such emeritus role, and Old Mutual Capital has agreed to reimburse the Funds for these emeritus fees.

Has the Funds’ Board Approved the Proposals?

Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the election of each Nominee to the Board.

Why am I being asked to vote?

You are, or were as of the record date (February 12, 2010), a shareholder of one or more of the Funds listed in the Proxy Statement.  The election of the Nominees to the Board requires the approval of Fund shareholders.

How do I vote my shares?

You may vote by telephone or through the Internet. Your proxy card has the telephone number and website listed on it. You save the Funds time and postage costs by voting by phone or through the Internet.

You may also vote by returning the enclosed proxy card. If you cast your vote by telephone or through the Internet, please don’t return your proxy card. If you do not respond at all, D.F. King & Co. Inc., the Funds’ proxy solicitor, may contact you by telephone to request that you cast your vote.

What should I do if I receive more than one proxy card?

Each Fund’s shareholders must vote separately on the proposal contained in the Proxy Statement. You are being sent a proxy card for each Fund account that you have.

Who do I call if I have questions about the Proxy Statement?

If you have any other questions or need further assistance in voting, please feel free to call the Funds’ proxy solicitor, D.F. King & Co. Inc. toll free at 1-800-791-3320.

Old Mutual Analytic U.S. Long/Short Fund	Old Mutual TS&W Small Cap Value Fund
Old Mutual Barrow Hanley Value Fund	Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Focused Fund	Old Mutual Cash Reserves Fund
Old Mutual Heitman REIT Fund	Old Mutual Dwight High Yield Fund
Old Mutual Large Cap Growth Fund	Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Strategic Small Company Fund	Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual TS&W Mid-Cap Value Fund

OLD MUTUAL FUNDS II

4643 S. Ulster Street, 7th Floor
Denver, Colorado 80237

PROXY STATEMENT

Dated: February 18, 2010

This Proxy Statement is being furnished to the shareholders of the series funds listed above (each a “Fund” and collectively, the “Funds”) of Old Mutual Funds II, a Delaware statutory trust (“Old Mutual Funds” or the “Trust”). Proxies for the Meeting of Shareholders (“Meeting”) are being solicited by and on behalf of the Board of Trustees (“Board”).

The Meeting will be held at the offices of the Funds’ investment manager, Old Mutual Capital, Inc. (“Old Mutual Capital”), 4643 S. Ulster Street, 7th Floor, Denver, Colorado 80237 on Monday, April 19, 2010, at 10:00 a.m. Mountain Time. You may obtain directions to the Meeting by calling 1-888-772-2888.  The Meeting may be postponed or adjourned to a later date, as necessary. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about March 1, 2010.  The Board has fixed the record date as of the close of business on February 12, 2010.  If you were a shareholder of a Fund at the close of business on the record date, you are entitled to notice of, and to vote at, the Meeting.

We have divided this Proxy Statement into four main parts:

Part I – Proposal Details on the Election of Trustees begins on this page
Part II – Information on the Funds’ Independent Accountants begins on page 13
Part III – More on Proxy Voting and Shareholder Meeting begins on page 14
Part IV – Additional Fund and Investment Manager Information begins on page 16

PART I
ELECTION OF TRUSTEES OF OLD MUTUAL FUNDS II

We are asking shareholders to elect a Board of Trustees comprised of five individuals.  The Board currently consists of five Trustees, three of whom have decided not to stand for reelection.  Certain federal regulations require that a majority of Trustees be elected by shareholders. In addition, the Board may fill vacancies or appoint new Trustees only if at least two-thirds of the Trustees will have been elected by shareholders immediately following their appointment.

Who are the Nominees to the Board?

The five people listed below have been nominated for election as Old Mutual Funds Trustees by the Board’s Governance, Nominating and Compliance Committee (“Nominating Committee”).  To replace the three outgoing Trustees, the Board’s Nominating Committee has selected three board members (Robert Hamje, Jarrett Kling and L. Kent Moore) of Old Mutual Funds I (“OMF I”), another mutual fund trust advised by Old Mutual Capital, to stand for election as Trustees of the Board.  The Board’s Nominating Committee also selected the two remaining members of the current Board, John Bartholdson and Thomas Turpin, to stand for re-election (all five nominees, the “Nominees”).  In selecting these five individuals for nomination, the Board’s Nominating Committee considered that having similar boards for the Trust and OMF I would consolidate board oversight of all the funds in the Old Mutual complex, streamline board operations, reduce the total number of board meetings per year across the complex, make the fund governance process more efficient, and provide cost savings by avoiding duplication of effort.  The Board’s Nominating Committee also considered that each Nominee had extensive business experience in the investment management industry, which included portfolio management, distribution and other aspects of the money management business.  It was the sense of the Nominating Committee that each Nominee would bring unique skills and business experience to the job of Trustee of the Trust and that the Nominees’ skills and experience complemented one another.  It was the opinion of the Nominating Committee members that each Nominee for Independent Trustee possessed the desired qualities described in the Trust’s Governance Committee Charter, including, among others, good character and high integrity, independence and leadership abilities, the ability to work cooperatively with other Board members and the ability to commit the necessary time to the job of Trustee.

Leigh Wilson, Albert Miller, and Ms. Jettie Edwards, having determined not to stand for re-election, have indicated that they will step down as Trustees effective immediately upon the election by shareholders of the Nominees to the Board.  Messrs. Wilson and Miller and Ms. Edwards have agreed to serve as Trustees Emeritus through December 31, 2011 to facilitate the transfer of governance responsibility to the new Trustees.  As such, they will be available to consult with the Board but will not have the power to vote on any Fund matters.  Messrs. Wilson and Miller and Ms. Edwards will receive compensation from the Funds for acting in such emeritus role, and Old Mutual Capital has agreed to reimburse the Funds for these emeritus fees.

Information about each of the Nominees is set forth in the following table. All of the Nominees other than Mr. Turpin are independent from management of the Funds (“Independent Trustees”).  Each Nominee has consented to be named as such in this Proxy Statement and is willing to serve as Trustee if elected.  If elected, each Nominee would oversee 20 funds in the Old Mutual Complex; 7 funds on OMF I and 13 Funds on Old Mutual Funds II.

Nominees	Principal Occupation(s) During Past Five Years

Independent Trustee Nominees
John R. Bartholdson Born 1944 Trustee, Audit Committee Financial Expert
Retired; Formerly Chief Financial Officer, The Triumph Group, Inc. (manufacturing) from 1992 to 2007; Trustee of Old Mutual Funds I since 2004; Director of ING Clarion Real Estate Income Fund from 2004 to 2009 and ING Clarion Global Real Estate Income Fund since 2004. Old Mutual Funds II Trustee since 1995.  Currently oversees 20 funds in the Old Mutual complex.

Robert M. Hamje Born 1942
Retired; Formerly President and Chief Investment Officer (1991 to 2003), TRW Investment Management Company (investment management) where he was employed from 1984 – 2003;  Trustee of Old Mutual Funds I since 2004; Director of TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/ Claymore Long-Short Fund since 2004.   Currently oversees 7 funds in the Old Mutual complex.

Jarrett B. Kling Born 1943
Managing Director, ING Clarion Real Estate Securities (investment adviser) since 1998. Trustee of Old Mutual Funds I since 2004.  Trustee Hirtle Callaghan Trust since 1995; ING Clarion Real Estate Income Fund from 2004 to 2009, ING Clarion Global Real Estate Income Fund since 2004, and ING Clarion since 1998. Currently oversees 7 funds in the Old Mutual complex.

L. Kent Moore Born 1955
Managing Member, Eagle River Ventures, LLC (investments) since 2003; Chairman, Foothills Energy Ventures, LLC, since 2006.  Partner, WillSource Enterprise, LLC (oil and gas exploration and production), 2005 to 2006.  Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 to 2005.  Chairman of Board and Trustee of Old Mutual Funds I; Director of TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/ Claymore Long Short Fund since 2004 ; Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999) . Currently oversees 7 funds in the Old Mutual complex.

Interested Trustee Nominee*
Thomas M. Turpin Born 1960 Trustee
Chief Executive Officer (June 2008 – present), Interim Chief Executive Officer (April 2008 – June 2008) and Chief Operating Officer (2002 – April 2008), Old Mutual US Holdings, Inc.; Chief Executive Officer, Old Mutual Asset Management from June 2008 - present.  Trustee of Old Mutual Funds II since 2007. Currently oversees 13 funds in the Old Mutual complex.

*Mr. Turpin is a Trustee who is deemed to be an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because he is an officer of the parent company of Old Mutual Capital and a director of Old Mutual Capital.

Advisory Trustee

The Nominating Committee has also selected Walter W. Driver, Jr. to serve as an Advisory Trustee to the Board upon the election by shareholders of the other Nominees to the Board.  Mr. Driver currently serves as an Advisory Trustee to OMF I, which consists of 7 funds.  Mr. Driver has been the Chairman- Southeast of Goldman Sachs & Co. since 2006.  Prior to that time, he was the Chairman (1999 to 2006) and a partner at King & Spaulding LLP, a law firm, from 1970-2006.

How long will each Trustee serve?

If elected, each Trustee will serve until he resigns, retires, or is removed from the Board as provided in the Funds’ governing documents.  A Trustee may be removed from the Board by a shareholder vote representing at least two-thirds of the Trust’s outstanding shares.  If a Nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board may, in its discretion, select another person to fill the vacant position.

What are the Board’s responsibilities?

The primary responsibility of the Board is to oversee the management of the Funds for the benefit of shareholders. The Board also oversees the operation of the Funds by its officers and various service providers as they affect a Fund, but the Board does not actively participate in the day-to-day operations of the Funds.

At least annually, the Board reviews and evaluates the fees and operating expenses paid by each Fund and negotiates changes they deem appropriate.  In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports to the Board’s Audit Committee), the Funds’ Senior Officer, and other experts, as appropriate.  The Independent Trustees vote separately to approve all financial arrangements and other agreements with the Funds’ investment manager and any of its affiliates.  The Trust’s Independent Trustees also meet regularly in executive session.

There were four regular meetings and two special meetings of the Board during the Trust’s fiscal year ended March 31, 2009.  Each Trustee except Mr. Turpin attended all of the meetings during that fiscal year; Mr. Turpin attended 50% of the meetings.  The Trust is not required to convene annual shareholder meetings so there is no policy requiring Trustee attendance at those meetings.

The Trustees nominated for election at the Meeting will include four Independent Trustees and one individual who is considered to be an “interested trustee” of the Trust.  The U.S. Securities and Exchange Commission (“SEC”) has adopted rules that require at least 75% of Board members of a fund to be “independent” if a fund relies on certain exemptive rules under the 1940 Act.  If the slate of Nominees is approved by shareholders, 80% of the Board will be Independent Trustees.

What are the Board’s committees?

The Board has four standing committees: a Nominating Committee; an Audit Committee; an Investment Committee; and a Service Provider Review Committee.

Governance, Nominating and Compliance Committee.  The Nominating Committee reviews and makes recommendations to the Board regarding the selection and nomination of candidates to serve as Trustees.  The Nominating Committee also reviews compliance policies, procedures and processes that assure orderly and effective governance of the Trust.  The Nominating Committee is comprised exclusively of Independent Trustees; Leigh Wilson and Albert Miller currently serve on the Nominating Committee. During the fiscal year ended March 31, 2009, the Nominating Committee held 4 meetings.  The Nominating Committee considers recommendations for trustee nominees submitted by shareholders.  Shareholders may send such recommendations for Trustee nominees to the Trust’s Secretary.   The Nominating Committee Charter can be found at   https://advisors.oldmutualus.com/assets/downloads/public/ PolicyProcedure/Governance_and Nominating_Committee_Charter.pdf .   Please see Schedule A to this Proxy Statement for more detailed disclosure regarding the Nominating Committee and communications with the Board.

Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting policies, the systems of internal controls and the independent audit of the Funds.  The Audit Committee has received the written disclosures and letters required by the applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  The Audit Committee also meets privately with representatives of the independent accountants to review the scope and results of audits and other duties as set for in the Audit Committee’s Charter.  The Audit Committee is comprised exclusively of Independent Trustees; John Bartholdson (Chair and Audit Committee Financial Expert) and Jettie Edwards currently serve on the Committee.  During the fiscal year ended March 31, 2009, the Audit Committee held 4 meetings.

Investment Committee.  The Investment Committee, among other things, assists the Board in its oversight of the investment process of the Trust.  The Investment Committee members are John Bartholdson, Jettie Edwards (Chair) and Thomas Turpin. During the fiscal year ended March 31, 2009, the Investment Committee held 4 meetings.  Each of the Investment Committee members attended all of the Committee meetings except Mr. Turpin, who attended 50% of the meetings.

Service Provider Review Committee.  The Service Provider Review Committee assists the Board in its oversight of the Trust’s service providers.  The Service Provider Review Committee is comprised exclusively of Independent Trustees; Leigh Wilson (Chair) and Albert Miller currently serve on the Service Provider Review Committee. During the fiscal year ended March 31, 2009, the Service Provider Review Committee held 4 meetings.

How are the Trustees compensated?

Independent Trustees currently receive $75,000 per year from the Trust, payable quarterly, plus related travel and out-of-pocket expenses related to attendance of Board meetings.  In addition, the Chairman of the Board receives an additional $37,500 per year and the Audit Committee Chair receives an additional $10,000 per year.  As an Advisory Trustee, Mr. Driver would also receive $75,000 per year from the Trust plus related travel and out-of-pocket expenses.  Mr. Turpin, as an interested Trustee, and the officers of the Trust receive no compensation from the Trust or the Funds for their services.  The Trust has not adopted a pension or retirement plan for the Trustees and no pension or retirement benefits are accrued as part of Trust or Fund expenses.

The compensation paid to the Independent Trustees during the Trust’s most recently completed fiscal year ended March 31, 2009 is shown in the following table:

	Aggregate Compensation From Trust	Total Compensation from Old Mutual Complex Paid to Trustees*
John R. Bartholdson	$27,000	$124,000 for service on four boards*
Jettie Edwards	$27,000	$93,000 for service on three boards
Albert Miller	$27,000	$88,000 for service on three boards
Leigh Wilson	$52,000	$118,000 for service on three boards
Thomas Turpin	N/A	N/A

*During the Trust’s fiscal year ended March 31, 2009, each of the Trustees also served as trustees for the Old Mutual Insurance Series Fund, a separate trust that was deregistered with the SEC on March 25, 2009, and as trustees for Old Mutual Funds III, a separate trust whose funds were liquidated on December 5, 2009.

Prior to January 1, 2010, each Independent Trustee received the following from the Trust:  $25,000 annual retainer; up to $1,000 for attendance at each special telephonic meeting of the Board, at the discretion of the Chairman of the Board; up to $3,000 for attendance at each special in-person meeting of the Board, at the discretion of the Chairman of the Board; plus related travel and out-of-pocket expenses.  In addition, the Chairman of the Board received an additional $25,000 annually.

Who are the Funds’ Officers?

The day-to-day operations of the Funds are managed by the Funds’ investment manager, Old Mutual Capital.  The Funds’ Officers are as follows:

Officers	Principal Occupation(s) During Past Five Years

Julian F. Sluyters Born 1960 President and Principal Executive Officer
President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006.  President and Principal Executive Officer, Old Mutual Funds I and Old Mutual Funds II, since September 2006.  President and Chief Executive Officer, Scudder family of funds, 2004 - December 2005.  Managing Director, UBS Global Asset Management, and President and Chief Executive Officer, UBS Fund Services, 2001 - 2003.

Edward J. Veilleux Born 1943 Senior Vice President
President, EJV Financial Services, LLC, since May 2002.  Chief Compliance Officer, The Victory Funds, since October 2005.  Vice President and Secretary, Swiss Helvetia Fund, since 1987.  Vice President and Chief Compliance Officer, Hilliard Lyons Government Fund, Inc., since September 2004.  Vice President (since 1986) and Chief Compliance Officer (since May 2008), ISI Funds.  Assistant Vice President and Chief Compliance Officer, PNC Funds, 2004 to 2008.

Robert T. Kelly Born 1969 Treasurer and Principal Financial Officer
Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since October 2006.  Treasurer and Principal Financial Officer, Old Mutual Funds I and Old Mutual Funds II, since October 2006.  Vice President of Portfolio Accounting, Founders Asset Management LLC from 2000 - February 2006.

Andra C. Ozols Born 1961 Vice President and Secretary
Chief Administrative Officer, Old Mutual Capital, Inc. and Old Mutual Investment Partners, since September 2008.  Senior Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. and Old Mutual Investment Partners, since June 2005.  Vice President and Secretary, Old Mutual Funds I and Old Mutual Funds II, since 2005.  Executive Vice President (2004 to 2005), General Counsel and Secretary (2002 to 2005), and Vice President (2002 to 2004), ICON Advisers, Inc. Director of ICON Management & Research Corporation, 2003 to 2005. Executive Vice President (2004 to 2005), General Counsel and Secretary (2002 to 2005) and Vice President (2002 to 2004), ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance Agency, Inc. (2004 to 2005).

James F. Lummanick Born 1947 Vice President and Chief Compliance Officer
Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc. and Old Mutual Funds Services, since 2005.  Senior Vice President and Chief Compliance Officer, Old Mutual Investment Partners, 2005.  Chief Compliance Officer, Old Mutual Funds I and Old Mutual Funds II since 2005.  Senior Vice President and Director of Compliance, Calamos Advisors LLC from 2004 to 2005.

Kathryn L. Santoro Born 1974 Assistant Secretary	Vice President (since 2009) and Associate Counsel, Old Mutual Capital, Inc. since 2005. Assistant Secretary, Old Mutual Funds II, since 2007. Associate Attorney, Hall & Evans, LLC from 2004 to 2005.

Kathryn A. Burns Born 1976 Assistant Treasurer
Vice President, Old Mutual Capital, Inc. since 2010. Assistant Vice President (2009) and Regulatory Reporting Manager, Old Mutual Fund Services since August 2006.  Assistant Treasurer, Old Mutual Funds I and Old Mutual Funds II, since 2006.  Manager (2004 to July 2006), Senior Associate (2001 to 2004), and Associate (1999 to 2001), PricewaterhouseCoopers LLP.

Do Trustees and Officers own Fund shares?

The Trustees invest in the Funds based on their investment needs.  The dollar range of equity securities beneficially owned by each Trustee and Nominee as of February 12, 2010 in each Fund and in all funds in the aggregate within the Old Mutual complex is included in Schedule B.  Information regarding the ownership of each class of each Fund’s shares by each Trustee and Nominee can be found in Schedule C.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE AS A TRUSTEE OF THE TRUST.

PART II
INFORMATION ON THE FUNDS’ INDEPENDENT ACCOUNTANTS

Selection of PricewaterhouseCoopers LLP as Independent Accountants.  The Trust’s Audit Committee, which is comprised entirely of Independent Trustees, has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit and certify the Funds’ financial statements.  As such, pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of PwC. Representatives of PwC will not be present at the Meeting.

In addition to serving as independent accountants, PwC has provided limited non-audit services to the Funds and to Old Mutual Capital.  The Audit Committee carefully considered these non-audit services when evaluating PwC’s independence for purposes of its selection as the Funds’ independent accountants.  In a letter to the Funds’ Audit Committee dated January 29, 2010, PwC confirmed its status as independent accountants with respect to the Funds within the meaning of the federal securities laws.

PwC Audit Reports.  PwC’s audit report for each Fund’s two most recently ended fiscal years did not contain any adverse opinions or disclaimers of opinion, nor did PwC qualify or modify such reports as to uncertainty, audit scope, or accounting principles.  Further, there were no disagreements between any of the Funds and PwC, including no disagreements in three key areas: (1) accounting principles and practices, (2) financial statement disclosure, and (3) audit scope and procedures.

Fund-Related Audit Fees Paid to PwC.  The aggregate fees billed by PwC as audit fees to the Trust for the fiscal year ended March 31, 2009 were $512,000 and for the fiscal year ended March 31, 2008 were $602,000.

All Other Fees Paid to PwC.  For the fiscal years ended March 31, 2009 and March 31, 2008, PwC was paid $5,000 and $43,000, respectively, for all non-audit services rendered to the Funds. These non-audit services included tax compliance services and a review of the conversion of the Funds’ accounting and custodial records to a new service provider.  For the fiscal years ended March 31, 2009 and March 31, 2008, PwC was paid $8,000 and $50,000, respectively, by Old Mutual Capital for non-audit services provided to Old Mutual Capital for tax advice on proposed Fund reorganizations and a review of the Funds’ registration statement.  These non-audit services were pre-approved by the Board’s Audit Committee.

Pre-Approval Policies and Procedures.   The Board’s Audit Committee considers and pre-approves, as applicable, all permissible non-audit services that are proposed to be provided to the Funds by PwC.  Such preapproval may be granted by one or more members of the Audit Committee, and the member’s decision to pre-approve is presented to the full audit committee for information purposes, at its next scheduled meeting.

PART III
MORE ON PROXY VOTING AND SHAREHOLDER MEETING

Vote Requirement.  The vote necessary to elect each Trustee, a quorum being present, is the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds. The affirmative vote of a plurality of votes cast means at least one vote "for" each Nominee. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by the shareholder on the record date and a fractional vote for each fractional dollar of net assets owned on that date.  Shareholders may cast a separate vote for each Nominee.  Shareholders are not entitled to cumulative voting.  Shareholders of record as of the close of business on February 12, 2010 (the “Record Date”), are entitled to vote at the Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Schedule D. Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.

Quorum.  The Trust must achieve a quorum in order to convene a valid Meeting.  This means that one-third of the Trust’s outstanding shares must be represented at the meeting, either in person or by proxy.  All properly executed returned proxies count towards a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”) or whether they are voted.  The Trust will count abstention and broker non-votes towards establishing a quorum, but these abstentions and broker non-votes will have no effect on the outcome of the voting. (A broker non-vote is a proxy received from a broker who holds Fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the matter at issue). Signed, dated proxy cards returned without a choice indicated as to the applicable proposal will be voted FOR the election of each of the Nominees as Trustees.

Adjournment.  If a quorum is not present or represented at the Meeting, or if a quorum is present but sufficient votes to approve the proposal is not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Meeting may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of one-third of those shares present at the Meeting or represented by proxy.  The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Delivery of Proxies.  Only one Proxy Statement, along with multiple proxy cards, as necessary, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was delivered.  Shareholders can notify the Trust that they wish to receive a separate copy of this Proxy Statement, or wishes to receive a separate proxy statement in the future, by calling toll free 1-888-772-2888 or by writing to Old Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

Revoking Your Proxy.  Your latest vote is the one that counts.  Therefore, you can revoke a prior proxy simply by voting again – over the Internet, with your proxy card, or by toll-free telephone call.  You can also revoke a prior proxy by writing to the Funds’ Secretary at the following address:  Secretary, Old Mutual Funds II, 4643 S. Ulster, 7th Floor, Denver, Colorado 80237, or by voting in person at the Meeting.  You may revoke your proxy at any time up until voting is closed.  Should you require additional information regarding the Proxy Statement or replacement proxy cards, you may contact D.F. King & Co. Inc. toll-free at 1-800- 791-3320 .

Proxy Solicitation Methods.  The Funds will solicit shareholder proxies in a variety of ways.  All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met).  In addition Old Mutual Capital employees, agents and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet.  The Funds have also engaged the services of D.F. King & Co., Inc. to assist in the solicitation of proxies for the Meeting.  Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity.

Proxy Solicitation Costs.  The Funds will pay all costs of soliciting proxies from shareholders, including costs related to the printing, mailing and tabulation of proxies.  Mailing and solicitation costs for the Funds are currently estimated to be approximately $124,000 and will be allocated across the Funds based on relative net assets.  By voting immediately, you can help your Fund avoid the considerable expense of a second proxy solicitation.

Shareholder Proposals.  Any shareholder proposals to be included in the proxy statement for the Funds’ next meeting of shareholders must be received by the Funds within a reasonable period of time before the Funds begin to print and send their proxy materials.

Nominee Accounts.  Upon request, the Funds will reimburse financial intermediates that act as nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds’ shares.  Such nominees are requested to submit invoices for review to Fund Accounting, Old Mutual Funds II, 4643 S. Ulster, 7th Floor, Denver, Colorado  80237.

Annual/Semi-Annual Reports.  Each Fund’s most recent annual and semi-annual reports to shareholders are available at no cost.  To request a report, please call us toll-free at 1-888-772-2888 or write to us at Old Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534.  The reports are also available on our website at www.oldmutualfunds.com.

Other Matters.  At this point, we know of no other business to be brought before the Meeting.  However, if any other matters do come up, the persons named as proxies will use their best judgment to vote on your behalf, taking into consideration the recommendations of management.  If you object to the persons names as proxies voting other matters on your behalf, please tell us so in writing before the Meeting.

PART IV
INVESTMENT MANAGER AND FUND INFORMATION

Investment Adviser, Principal Underwriter and Administrator

Old Mutual Capital serves as the Funds’ investment adviser and administrator.  Old Mutual Investment Partners, an affiliate of Old Mutual Capital, serves as the Funds’ underwriter.  Old Mutual Capital is located at 4643 S. Ulster Street, 7th Floor, Denver, Colorado, and Old Mutual Investment Partners is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts  02116.

Ownership of Shares

A list of the names, addresses and percent ownership of each person who, as of February 12, 2010, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Fund can be found in Schedule D.

Legal Proceedings

PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against the PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds’ 12b-1 Plan.  Any potential resolution of the Civil Litigation may include, but not be limited to, judgments or settlements for damages against any named defendant.

Schedule A

Nominating Committee and Shareholder Communications

Nominating Committee

The Nominating Committee may identify prospective nominees for Independent Trustee from its own sources. Consistent with the 1940 Act, and at its sole discretion, the Nominating Committee may solicit or consider candidates or potential candidates from the Trust’s investment adviser, sub-advisers, principal underwriter or other affiliated person or any other person.

The Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as Trustees, provided: (i) that such person is a shareholder of one or more Funds at the time he or she submits such name(s) and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Nominating Committee shall evaluate nominees recommended by a shareholder to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing to the Trust’s Secretary.  Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.  The evaluation by the Nominating Committee of a person as a potential nominee to serve as an independent Trustee, including a person nominated by a shareholder, includes the following:

•
 upon advice of independent legal counsel to the independent Trustees, that the person will qualify as an Independent Trustee and that the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•	that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
•
that the person can make a positive contribution to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Nominating Committee may consider relevant;

•	that the person is of good character and high integrity; and
•	that the person has desirable personality traits including independence, leadership and the ability to work cooperatively with the other members of the Board.

Shareholder Communications

If any shareholder of a Fund wishes to communicate with the Board or with an individual Trustee in his or her capacity as Trustee, the communication should be sent to the Board or individual trustee, c/o the Trust’s Secretary at the following address:  Old Mutual Funds II, 4643 S. Ulster Street, Suite 700, Denver, Colorado  80237.  All shareholder communications that are directed to the Board or an individual Trustee in his or her capacity as Trustee and received by the Secretary will be promptly forwarded to the intended recipient.

Schedule B

Security Ownership by Trustees and Nominees in Old Mutual Fund Complex

The tables below provide the dollar range of shares owned by each Trustee and Nominee and the aggregate dollar range of shares owned by each Trustee in registered investment companies overseen by each Trustee within the Old Mutual Fund Complex as of February 12, 2010 .

Name of Trustee and/or Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Old Mutual Complex
Independent Trustees
Leigh A. Wilson	None	None
John R. Bartholdson	Old Mutual Large Cap Growth Fund - $10,001 to $50,000	$50,001 to $100,000
Old Mutual Strategic Small Company Fund - $1 to $10,000
Old Mutual Analytic Long/Short Fund - $10,001 to $50,000
Old Mutual Focused Fund - $10,001 to $50,000

Jettie M. Edwards	Old Mutual Cash Reserves Fund – over $100,00 0	Over $100,000
Old Mutual Strategic Small Company Fund - $50,001 to $100,000
Old Mutual Focused Fund - $10,001 to $50,000
Old Mutual Barrow Hanley Value Fund - $10,001 to $50,000

Albert Miller	Old Mutual TS&W Small Cap Value Fund - $50,001 to $100,000	$50,001 to $100,000

Interested Trustee and Nominee
Thomas M. Turpin	Old Mutual Barrow Hanley Value Fund– over $100,000	Over $100,000
Old Mutual Strategic Small Company Fund - $10,001 to $50,000

Independent Nominees
John R. Bartholdson	See Above	$50,001 to $100,000
L. Kent Moore	None	Over $100,000
Robert M. Hamje	None	$50,001 to $100,000
Jarrett Kling	None	$10,001 to $50,000

As of February 12, 2010 , none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Funds’ investment advisers or the principal underwriter or any person controlling, controlled by or under common control with such persons.  For these purposes, “immediate family member” includes the current Independent Trustee’s spouse, children residing in the current Independent Trustee’s household and dependents of the current Independent Trustee.

Schedule C
Beneficial Security Ownership by Trustees and Nominees by Class

To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of February 12, 2010 , of shares of beneficial interest of each class of each of the Funds by the Trustees and Nominees. No information is given as to a Fund or a class if a Trustee or Nominee held no shares of any or all classes of such Fund as of February 12, 2010 .

Trustee and/or Nominee	Fund and Class	Numbers of Shares Beneficially Owned
John R. Bartholdson	Old Mutual Large Cap Growth Fund - Class Z	1,296.958
	Old Mutual Strategic Small Company Fund – Class Z	1,060.294
	Old Mutual Analytic Long/Short Fund – Class Z	1,299.139
	Old Mutual Focused Fund – Class Z	802.022

Jettie M. Edwards	Old Mutual Cash Reserves Fund – Class Z	408,258
	Old Mutual Strategic Small Company Fund - Class Z	8,867
	Old Mutual Focused Fund - Class Z	1,911
	Old Mutual Barrow Hanley Value Fund – Class Z	2,215

Albert Miller	Old Mutual TS&W Small Cap Value Fund – Class Z	5,997

Interested Trustee and Nominee
Thomas M. Turpin	Old Mutual Barrow Hanley Value Fund– Class Z	34,276.890
	Old Mutual Strategic Small Company Fund - Class Z	922.495

Independent Nominees
John R. Bartholdson	See Above
L. Kent Moore	None
Robert M. Hamje	None
Jarrett Kling	None

To the best knowledge of the Trust, the Trustees and Nominees of the Trust collectively owned less than 1% of the outstanding shares of each share class of all Funds except the Old Mutual Cash Reserves Fund, of which the Trustees and officers collectively owned 1.4 8 % of the Fund’s Class Z shares.

Schedule D
Significant Ownership of Shares of the Funds

As of February 12, 2010, the following persons were the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of any class of each Fund of the Trust.  The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.  Persons owning of record or beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.  Control persons could affect the outcome of proxy voting or the direction of management of a Fund.

Old Mutual Analytic U.S. Long/Short Fund - Class A

MERRILL LYNCH	20.49%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic U.S. Long/Short Fund - Class Z

NATIONAL FINANCIAL SERVICES CORP	14.11%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	8.54%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Analytic U.S. Long/Short Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	31.85%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

NEW YORK LIFE TRUST CO	22.57%
CLIENT ACCOUNT
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

OLD MUTUAL ASSET ALLOCATION GROWTH	17.85%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	16.85%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	5.39%
CONSERVATIVE PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	39.22%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	31.36%
CONSERVATIVE PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	29.42%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Barrow Hanley Value Fund- Class A

NATIONWIDE TRUST COMPANY FSB	57.14%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NFS LLC FEBO	7.27%
TTEES
SKIN CARE PHYSICIANS INC 401K
1244 BOYLSTON STE 103 CHESTNUTHI

MERRILL LYNCH	6.32%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

STATE STREET BK & TR CO CUST	5.61%
IRA R/O RONALD G MEASE
501 MOUNTAIN RD
WILBRAHAM MA 01095-1747

Old Mutual Barrow Hanley Value Fund - Class Z

NATIONAL FINANCIAL SERVICES CORP	45.40%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	22.77%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Barrow Hanley Value Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	30.41%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	23.45%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	21.50%
PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

JAMES P BARROW	5.52%
4209 PARK LN
DALLAS TX 75220-1950

OLD MUTUAL ASSET ALLOCATION	5.13%
CONSERVATIVE PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Cash Reserves Fund - Class A

LISA M BALLAS	8.82%
90 CORNFIELD RD
MILFORD CT 06461-1753

CITIGROUP GLOBAL MARKETS INC.	7.32%
333 WEST 34TH STREET - 3RD FLOOR
NEW YORK NY 10001-2402

SHITAL S PATEL	5.94%
2350 BAGBY ST APT 3301
HOUSTON TX 77006-1689

Old Mutual Cash Reserves Fund - Institutional Class

OLD MUTUAL CAPITAL	99.07%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Dwight High Yield Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	36.94%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	32.08%
CONSERVATIVE PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

MILLPENCIL (US) LP	30.98%
C/O OLD MUTUAL (US) HOLDINGS INC
ATTN FINANCE DEPT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Dwight Intermediate Fixed Income Fund - Class A

MERRILL LYNCH	26.94%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

NFS LLC FEBO	23.30%
COMM FIRST TRUST DBA CFTOC
135 SECTION LINE RD STE C1
HOT SPRINGS AR 71913-6447

Old Mutual Dwight Intermediate Fixed Income Fund - Class C

MERRILL LYNCH	58.23%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Dwight Intermediate Fixed Income Fund - Class Z

PERSHING LLC	30.23%
PO BOX 2052
JERSEY CITY NJ 07303-2052

CHARLES SCHWAB & CO INC	18.25%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

WILMINGTON TRUST RISC AS AGENT FBO	10.19%
OLD MUTUAL ASSET MANAGEMENT VOLUNTA
PO BOX 52129
PHOENIX AZ 85072-2129

NATIONAL FINANCIAL SERVICES CORP	6.52%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

LPL FBO LPL CUSTOMERS	6.01%
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	40.99%
CONSERVATIVE PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	30.31%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	11.28%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

NATIONAL FINANCIAL SERVICES CORP	10.85%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	6.56%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Dwight Short Term Fixed Income Fund - Class A

MERRILL LYNCH	50.16%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Dwight Short Term Fixed Income Fund - Class C

MERRILL LYNCH	65.55%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Dwight Short Term Fixed Income Fund - Class Z

NATIONAL FINANCIAL SERVICES CORP	76.83%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

PRUDENTIAL INV MGMT SRVCS CUST	6.86%
FBO MUTUAL FUND CLIENTS
100 MULBERRY ST
3 GATEWAY CTR FL 11
MAIL STOP NJ 05-11-20
NEWARK NJ 07102-4000

CHARLES SCHWAB & CO INC	6.85%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	35.23%
CONSERVATIVE PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	28.98%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

CHARLES SCHWAB & CO INC	25.68%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	5.98%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Focused Fund - Class A

MERRILL LYNCH	68.19%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	6.13%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Focused Fund - Class Z

CHARLES SCHWAB & CO INC	17.79%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	14.37%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Focused Fund - Institutional Class

NFS LLC FEBO	38.99%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987
OLD MUTUAL ASSET ALLOCATION	23.88%

MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	17.32%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	14.75%
PORTFOLIO
ATTNOMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	5.02%
CONSERVATIVE PORTFOLIO
ATTNOMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Heitman REIT Fund - Class A

RELIANCE TRUST COMPANY FBO	28.58%
RETIREMENT PLANS SERVICED BY METLIF
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

MERRILL LYNCH	24.18%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	11.27%
P O BOX 2052
JERSEY CITY NJ 07303-2052

CHARLES SCHWAB & COMPANY INC	6.84%
SPECIAL CUSTODY ACCT FBO CUST REINV
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual Heitman REIT Fund - Class Z

UNITED NATIONS JOINT STAFF	41.59%
PENSION PLAN
C/O CHIEKO OKUDA
INVESTMENT MANAGEMENT SERVICE
1 DHP 885 SECOND AVE 4TH FL
NEW YORK NY 10017

CHARLES SCHWAB & COMPANY INC	5.90%
REINVEST ACCOUNT
ATTENTION MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

GARY S & BARBARA M VANDEWEGHE TR	5.56%
THE VANDEWEGHE LIVING TRUST
BONUS FUND U/A 11/16/92
5343 GREENSIDE DRIVE
SAN JOSE CA 95127-1615

NATIONAL FINANCIAL SERVICES CORP	5.34%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Heitman REIT Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION GROWTH	44.76%
PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	38.26%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	16.98%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Large Cap Growth Fund - Class A

MERRILL LYNCH	34.93%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	13.57%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

Old Mutual Large Cap Growth Fund - Class Z

CHARLES SCHWAB & CO INC	20.27%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	13.27%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Large Cap Growth Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	39.33%
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	28.25%
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	24.88%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	7.54%
ATTN /OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Strategic Small Company Fund - Class A

WACHOVIA BANK FBO	89.13%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522

Old Mutual Strategic Small Company Fund - Class Z

CHARLES SCHWAB & CO INC	18.69%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	10.43%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Strategic Small Company Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION GROWTH	32.99%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	26.22%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	23.91%
BALANCED PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

NFS LLC FEBO	16.87%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

Old Mutual TS&W Mid-Cap Value Fund - Class A

MERRILL LYNCH	11.85%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual TS&W Mid-Cap Value Fund - Class Z

CHARLES SCHWAB & CO INC	27.77%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	20.47%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class

NATIONAL FINANCIAL SERVICES CORP	81.18%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

OLD MUTUAL ASSET ALLOCATION	5.94%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual TS&W Small Cap Value Fund - Class A

MERRILL LYNCH	24.14%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	22.57%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PERSHING LLC	8.85%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual TS&W Small Cap Value Fund - Class Z

CHARLES SCHWAB & CO INC	24.19%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	13.06%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

PATTERSON & CO	10.68%
FBO ALEX LEE PENSION PLAN
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522

Old Mutual TS&W Small Cap Value Fund - Institutional Class

OLD MUTUAL ASSET ALLOCATION	41.50%
MODERATE GROWTH PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	23.88%
PORTFOLIO
ATTN OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	20.64%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

SEI PRIVATE TRUST CO	6.47%
C/O HARRIS ID 940
ATTN MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989

Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
	CALL:	To vote by phone call toll-free 1-800-791-3320 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/oldmutual and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

(FUND NAME) OLD MUTUAL FUNDS II 4643 South Ulster Street, 7th Floor, Denver, Colorado 80237 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2010
The undersigned shareholder of the above-referenced fund (the “Fund”), hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on February 12, 2010, at a Meeting of Shareholders (the “Meeting”) to be held at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, 7th Floor, Denver, Colorado 80237, on April 19, 2010 at 10:00 a.m. Mountain time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. You may obtain directions to the Meeting by calling 888-772-2888.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated __________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, each holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

OMFII-PXC-1.08

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF THIS PROXY IS PROPERLY EXECUTED AND NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■			FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
1.	To elect five Trustees as members of the Old Mutual Funds II Board of Trustees:		☐	☐
	(01) L. Kent Moore	(04) Jarrett B. Kling
	(02) John R. Bartholdson	(05) Thomas M. Turpin
(03) Robert M. Hamje

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

This proxy may be revoked by the Shareholder at any time prior to the Meeting.
This proxy is solicited by the Board of Trustees, which recommends voting “FOR” the proposal.

Important Notice Regarding The Availability of Proxy Materials for the Meeting to be Held on April 19, 2010:
The proxy statement is available online at www.kingproxy.com/oldmutual

		Please be sure to sign and date this card	OWFII-PXC-1.05